EXHIBIT 10.1
AMENDMENT NO. 9 TO SECOND AMENDED
AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
OF
WINN LIMITED PARTNERSHIP
          This Amendment No. 9 (this “Amendment”) to Second Amended and Restated Agreement of Limited Partnership of WINN Limited Partnership dated July 11, 1997, as amended (the “Partnership Agreement”) is entered into as of May 9, 2006, by Winston Hotels, Inc., the general partner (the “General Partner”) of WINN Limited Partnership (the “Partnership”). All capitalized terms used herein and not otherwise defined shall have the meanings given them in the Partnership Agreement.
          WHEREAS, the General Partner desires to amend Exhibit A to the Partnership Agreement as set forth below.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership Agreement is hereby amended as follows:
1.	Amendment. Exhibit A to the Partnership Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached hereto.

2.	Ratification. Except as modified by this Amendment, the Partnership Agreement remains in full force and effect. All references to the Partnership Agreement shall refer to the Partnership Agreement as amended by this Amendment.

3.	Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.
          IN WITNESS WHEREOF, the foregoing Amendment No. 9 to Second Amendment and Restated Agreement of Limited Partnership of WINN Limited Partnership has been signed and delivered as of the date first set forth above by the undersigned, as General Partner of the Partnership.

WINSTON HOTELS, INC., a North Carolina corporation, General Partner

/s/ Joseph V. Green

Joseph V. Green
President and Chief Financial Officer

EXHIBIT A
Common Units

Partner and		Percentage
Address		Interest

Winn Limited Partnership

General Partner:

Winston Hotels, Inc.		95.38%
2626 Glenwood Avenue, Suite 200
Raleigh, NC 27608

Limited Partners:

Charles M. Winston		0.38%
Winston Hotels, Inc.
2626 Glenwood Avenue, Suite 200
Raleigh, NC 27608

Cary Suites, Inc.		3.62%
2626 Glenwood Avenue, Suite 200
Raleigh, NC 27608

Charles M. Winston	15.7347%
Florence B. Winston	15.7347%
Robert W. Winston, III	29.0410%
Tracy L. Winston	20.8268%
Marion T. Winston	0.7275%
Watt’s Trust	4.4838%
Tracy’s Trust	4.4838%
Miller’s Trust	4.4838%
Spencer’s Trust	4.4838%

WJS Associates-Perimeter II, Inc.		0.39%
2626 Glenwood Avenue, Suite 200
Raleigh, NC 27608

Charles Winston, Partner	33.3334%
Earl Johnson, Jr.	33.3333%
Paul Barringer, II	33.3334%

Hubbard Realty of Winston-Salem, Inc.		0.23%
85 South Stratford Rd.
Winston-Salem, NC 27103

Lewis E. Hubbard	32.48%
Emma B. Hubbard	33.81%
Lewis E. Hubbard, Jr.	11.24%
Bruce R. Hubbard	11.24%
Beverly H. Godfrey	11.23%

Partner and		Percentage
Address		Interest
Winn Limited Partnership
	27,529,359	100.00%
Series A Preferred Units

Percentage
Partner and Address	Interest
Winston Hotels, Inc.
2626 Glenwood Avenue, Suite 200
Raleigh, NC 27608	100%